Exhibit 10.25



                      THIRD AMENDMENT AND LIMITED WAIVER TO
                         RECEIVABLES TRANSFER AGREEMENT

                  This Third Amendment and Limited Waiver to Receivables Transfer Agreement (this "Amendment") is entered into as of December 31, 2000 by and among Bentley Mills, Inc., a Delaware corporation ("Bentley"), Chatham Marketing Co., a North Carolina corporation ("Chatham"), Guilford of Maine Marketing Co., a Nevada corporation ("Guilford"), Intek Marketing Co., a Nevada corporation ("Intek"), Interface Americas, Inc., a Georgia corporation ("Interface Americas"), Interface Architectural Resources, Inc., a Michigan
corporation ("Interface Architectural"), Interface Flooring Systems, Inc., a Georgia corporation ("Interface Flooring"), Pandel, Inc., a Georgia corporation ("Pandel"), and Toltec Fabrics, Inc., a Georgia corporation ("Toltec" and together with Bentley, Chatham, Guilford, Intek, Interface Americas, Interface Architectural, Interface Flooring and Pandel, the "Original Sellers" and, individually, an "Original Seller"), and Interface, Inc., a Delaware corporation, as Originator. Unless defined elsewhere herein, capitalized terms used in this Amendment shall have the meanings assigned to such terms in the Transfer Agreement (as defined below) (or, if not defined in the Transfer Agreement, the meaning assigned to such term in the Purchase Agreement).

                             PRELIMINARY STATEMENTS

                  Each of the Original Sellers and Originator entered into a certain Receivables Transfer Agreement, dated as of December 19, 2000 (as heretofore amended by that certain First Amendment and Waiver to the Receivables Transfer Agreement dated as of December 31, 2000 (the "First Amendment") and that certain Second Amendment and Waiver to the Receivables Transfer Agreement dated as of December 19, 2000 or otherwise amended, supplemented, restated or modified from time to time, the "Transfer Agreement").

                  Each of the parties hereto has requested that the Transfer Agreement be modified to allow the use of various corporate names, assumed names or trade names by Interface Americas.

                                    AGREEMENT

                  NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  1. Amendment. Exhibit II of the Transfer Agreement is hereby amended by inserting:

                         "Trade Names:  Bentley
                                           Bentley Mills
                                           Prince Street
                                           Prince Street Technologies

                         Assumed Names:  Bentley Mills, Inc.
                                         Prince Street Technologies, Ltd."

immediately following the Federal Employer Identification Number listed for Interface Americas.

                  2. Limited Waiver. Subject to the terms and conditions set forth herein and upon the effectiveness of this Amendment, Originator hereby waives any Termination Event or Potential Termination Event that may have arisen on or before the date hereof as a result of the failure of Interface Americas to have disclosed Interface Americas' use of certain corporate, trade or assumed names in contravention of the representation and warranty contained in Section 2.1(n) of the Transfer Agreement.

                  3.  Representations  and  Warranties.   Each  Original  Seller
represents and warrants, as of the date hereof, that after giving effect to this
Amendment:

                  (a) all of the representations and warranties of such Original Seller contained in the Transfer Agreement, and in each other document or certificate delivered in connection therewith (other than those that expressly speak only as of a different date), are true and correct; and

                  (b) no Termination Event or Potential Termination Event has occurred and is continuing.

                  4. Conditions to Effectiveness of Amendment. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

                  (a) Amendment. This Amendment shall have been duly executed and delivered by each of the parties hereto.

                  (b) Officer's Certificate. The Originator shall have received a certificate, in the form set forth in Exhibit A hereto, of each of the Original Sellers certifying as to matters set forth in Sections 3(a) and (b) of this Amendment.

                  (c) Waivers and Amendments. The Originator shall have received duly executed copies of (i) all consents from and authorizations by any Persons and (ii) all waivers and amendments to existing credit facilities, that are necessary in connection with this Amendment.

                  (d) Seller's Consent. The Seller shall have waived the Termination Event that would otherwise have occurred pursuant to the terms of Section 5.1(h) of the Receivables Sale Agreement as a result of the Originator's waiver as set forth in Section 2 of this Amendment.

                  (e) Agent's Consent. The Agent shall have waived the Amortization Event that would otherwise have occurred pursuant to the terms of Section 9.1(j) of the Receivables Purchase Agreement as a result of the Originator's waiver as set forth in Section 2 of this Amendment.

                  (f) UCC-1 Financing Statements. The Originator shall have received duly executed proper financing statements for all jurisdictions as may be necessary or, in the opinion of Originator (or its assigns), desirable, under the UCC of all appropriate jurisdictions or any comparable law in connection with this Amendment.

                  (g) First Amendment. The First Amendment shall have become effective.

                  5. Effect of Amendments. (a) The amendments and waivers set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of the Transfer Agreement as amended hereby or any other Transaction Document or of any other instrument or agreement referred to therein, except as set forth herein, or (ii) prejudice any right or remedy that the Originator, Seller, the Financial Institutions, the Company or the Agent may now have or may have in the future under or in connection with the Transfer Agreement as amended hereby or any other Transaction Document or any other instrument or agreement referred to therein. Each reference in the Transfer Agreement to "the Agreement," "herein," "hereof" and words of like import and each reference in the other Transaction Documents to the "Transfer Agreement" or the "Receivables Transfer Agreement" shall mean the

Transfer Agreement as amended hereby. This Amendment shall be construed in connection with and as part of the Transfer Agreement as amended hereby and all terms, conditions, representations, warranties, covenants and agreements set forth in the Transfer Agreement as amended hereby and each other instrument or agreement referred to therein, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

                  (a) Each of the Original Sellers hereby jointly and severally agrees to pay all costs, fees and expenses in connection with the preparation, execution and delivery of this Amendment (including the reasonable fees and expenses of counsel to the parties hereto).

                  (b) This Amendment may be executed in any number of counterparts, each such counterpart constituting an original and all of which when taken together shall constitute one and the same instrument.

                  (c) Any provision contained in this Amendment that is held to be inoperative, unenforceable or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable or invalid without affecting the operation, enforceability or validity of the remaining provisions of this Amendment in that jurisdiction or the operation, enforceability or validity of such provision in any other jurisdiction.

                  (d) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.



                            [SIGNATURE PAGES FOLLOW]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.

                                      BENTLEY MILLS, INC.,
                                      as an Original Seller

                                      By:     /s/  Daniel T. Hendrix
                                         --------------------------------------
                                         Name:  Daniel T. Hendrix
                                         Title:    Senior Vice President,
                                                   Treasurer and
                                                   Assistant Secretary

                                         Address:   16461 E. Don Julian Road
                                                    City of Industry, CA 91746

                                      CHATHAM MARKETING CO.,
                                      as an Original Seller

                                      By:     /s/  Daniel T. Hendrix
                                         ---------------------------------------
                                         Name:  Daniel T. Hendrix
                                         Title:    Senior Vice President and
                                                   Assistant Secretary

                                         Address:   P. O. Box 530
                                                    304 E. Main Street
                                                    Elkin, NC 28621

                                      GUILFORD OF MAINE MARKETING CO.,
                                      as an Original Seller


                                      By:     /s/  Daniel T. Hendrix
                                         ---------------------------------------
                                         Name:  Daniel T. Hendrix
                                         Title:    Senior Vice President and
                                                   Assistant Secretary

                                         Address:   P.O. Box 179
                                                    Oak Street
                                                    Guilford, ME  04443



                                      INTEK MARKETING CO.,
                                      as an Original Seller

                                      By:     /s/  Daniel T. Hendrix
                                        ----------------------------------------
                                        Name:  Daniel T. Hendrix
                                        Title:    Senior Vice President and
                                                  Assistant Secretary
                                      Address:   P.O. Box 1007
                                                 300 Taylor Street
                                                 Aberdeen, NC  28315


                                      INTERFACE AMERICAS, INC.,
                                      as an Original Seller

                                       By:     /s/  Daniel T. Hendrix
                                          --------------------------------
                                          Name:  Daniel T. Hendrix
                                          Title:    Senior Vice President,
                                                    Treasurer and
                                                    Assistant Secretary
                                      Address:   2859 Paces Ferry Road
                                                 Suite 2000
                                                 Atlanta, GA 30339

                                      INTERFACE ARCHITECTURAL RESOURCES, INC., as an Original Seller


                                      By:     /s/  Daniel T. Hendrix
                                         ---------------------------------------
                                         Name:  Daniel T. Hendrix
                                         Title:    Senior Vice President and
                                                   Assistant Secretary

                                      Address:   3700 32nd Street
                                                 Grand Rapids, MI 49512-1824




                                      INTERFACE FLOORING SYSTEMS, INC.,
                                      as an Original Seller



                                      By:     /s/  Daniel T. Hendrix
                                         --------------------------------------
                                         Name:  Daniel T. Hendrix
                                         Title:    Senior Vice President,
                                                   Treasurer and
                                                   Assistant Secretary

                                      Address:   P.O. Box 1503
                                                 Orchard Hill Road
                                                 LaGrange, GA  30241


                                      PANDEL, INC.,
                                      as an Original Seller

                                      By:     /s/  Daniel T. Hendrix
                                          ---------------------------------
                                          Name:  Daniel T. Hendrix
                                          Title:    Senior Vice President,
                                                    Treasurer and
                                                    Assistant Secretary

                                      Address:   21 River Drive
                                                 Cartersville, GA 30120

                                      TOLTEC FABRICS, INC.,
                                      as an Original Seller

                                      By:     /s/  Daniel T. Hendrix
                                         ---------------------------------------
                                         Name:  Daniel T. Hendrix
                                         Title:    Senior Vice President and
                                                   Assistant Secretary

                                      Address:   2859 Paces Ferry Road,
                                                 Suite 2000
                                                 Atlanta, GA   30339


                                      INTERFACE, INC.


                                      By:     /s/  Daniel T. Hendrix
                                         ---------------------------------
                                         Name:  Daniel T. Hendrix
                                         Title:   Executive Vice President, CFO,
                                                  Treasurer and
                                                  Assistant Secretary

                                      Address: 2859 Paces Ferry Road,
                                               Suite 2000
                                               Atlanta, GA   30339